UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2026

GRIFFON CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-06620	11-1893410

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 18, 2026, Griffon held its 2026 Annual Meeting of Shareholders (the "Annual Meeting"). Of the 46,573,423 shares of common stock outstanding and entitled to vote, 41,000,638 shares, or 88.0%, were represented at the meeting in person or by proxy, and therefore a quorum was present. The final results for each of the matters submitted to a vote of Shareholders at the Annual Meeting are as follows:

Item No. 1: Each of Henry A. Alpert, Jerome L. Coben, H. C. Charles Diao, Louis J. Grabowsky, Lacy M. Johnson, Ronald J. Kramer, James W. Sight, Samanta Hegedus Stewart, Kevin F. Sullivan, Michelle L. Taylor and Cheryl L. Turnbull were elected to serve on the Board until Griffon’s 2027 Annual Meeting of Shareholders, by the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes

Henry A. Alpert	37,340,392	1,062,933	2,596,313
Jerome L. Coben	37,970,736	433,589	2,596,313
H. C. Charles Diao	37,676,923	727,402	2,596,313
Louis J. Grabowsky	37,783,857	620,468	2,596,313
Lacy M. Johnson	37,261,138	1,143,187	2,596,313
Ronald J. Kramer	37,616,777	787,548	2,596,313
James W. Sight	37,904,747	499,578	2,596,313
Samanta Hegedus Stewart	37,520,786	883,539	2,596,313
Kevin F. Sullivan	37,297,653	1,106,672	2,596,313
Michelle L. Taylor	37,891,608	512,717	2,596,313
Cheryl L. Turnbull	37,726,807	677,518	2,596,313

Item No. 2: The Shareholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
36,817,648	1,272,574	314,101	2,596,313

Item No. 3: The Shareholders ratified the appointment of Grant Thornton LLP as Griffon’s independent registered public accounting firm for fiscal 2026, by the votes set forth below:

For	Against	Abstain
40,348,713	561,164	90,761

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By: /s/ Seth L. Kaplan
Seth L. Kaplan
Executive Vice President
Date: February 18, 2026
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